UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         Annaly Capital Management, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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                                     [logo]







                 NOTICE OF ANNUAL MEETING OF ANNALY STOCKHOLDERS

                             To be Held May 29, 2009

To the Stockholders of Annaly Capital Management, Inc.:

         We will hold the annual meeting of the stockholders of Annaly on May 29, 2009, at 9:00 a.m., New York time, at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, to consider and vote on the following proposals:

          o    election of three directors for a term of three years each;

          o ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year; and

          o any other matters as may properly come before our annual meeting or any adjournment or postponement thereof.

         We will transact no other business at the annual meeting, except for business properly brought before the annual meeting or any adjournment or postponement of it by our board of directors.

         Only our common stockholders of record at the close of business on March 27, 2009, the record date for the annual meeting, may vote at the annual meeting and any adjournments or postponements of it. A complete list of our common stockholders of record entitled to vote at the annual meeting will be available for inspection by our stockholders during the 10 business days before the annual meeting at our executive offices during ordinary business hours for proper purposes.

         Your vote is very important. Please sign, date and return the enclosed proxy card as soon as possible to make sure that your shares are represented at the annual meeting. You also may cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

         ANNUAL MEETING ADMISSION: If you attend the annual meeting in person, you will need to present your admission ticket, or an account statement showing your ownership of our common stock as of the record date, and valid government-issued photo identification. The indicated portion of your proxy card or voter instruction card will serve as your admission ticket.

         Our board of directors recommends that you vote "FOR" the election of each of the nominees as directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

By Order of the Board of Directors,




R. Nicholas Singh
Secretary

March 27, 2009
New York, New York



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         Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting May 29, 2009. Our Proxy Statement and
     2008 Annual Report to Stockholders are available at www.proxyvote.com.

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                                TABLE OF CONTENTS
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QUESTIONS AND ANSWERS ABOUT THE MEETING........................................1
OUR ANNUAL MEETING.............................................................4
         Date, Time and Place of the Annual Meeting............................4
         Purpose of the Annual Meeting.........................................4
         Stockholder Record Date...............................................4
         Voting Rights.........................................................4
         Quorum; Effect of Abstention and Broker "Non-Votes"...................4
         Votes Required To Approve the Proposals...............................5
         Voting of Proxies.....................................................5
         Revocability of Proxies...............................................5
         Solicitation of Proxies...............................................6
         Postponement or Adjournment of Meeting................................6
         Annual Meeting Admission Procedures...................................6
         Voting................................................................7
PROPOSAL I ELECTION OF DIRECTORS...............................................7
         Directors.............................................................8
         Class I Directors.....................................................8
         Class II Directors....................................................9
         Class III Directors..................................................10
CORPORATE GOVERNANCE, DIRECTOR INDEPENDENCE, BOARD MEETINGS
 AND COMMITTEES...............................................................11
         Corporate Governance.................................................11
         Independence of Our Directors........................................11
         Board Committees and Charters........................................11
MANAGEMENT....................................................................15
SECURITY OWNERSHIP OF CERTAIN  BENEFICIAL OWNERS AND
 MANAGEMENT OF ANNALY.........................................................17
EXECUTIVE COMPENSATION........................................................19
COMPENSATION OF DIRECTORS.....................................................31
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................32
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................33
EQUITY COMPENSATION PLAN INFORMATION..........................................33
REPORT OF THE AUDIT COMMITTEE.................................................34
PROPOSAL II RATIFICATION OF APPOINTMENT OF  INDEPENDENT
 REGISTERED PUBLIC ACCOUNTING FIRM............................................36
         Relationship with Independent Registered Public Accounting Firm......36
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................37
ACCESS TO FORM 10-K...........................................................37
STOCKHOLDER PROPOSALS.........................................................37
OTHER MATTERS.................................................................38
WHERE YOU CAN FIND MORE INFORMATION...........................................38

                         ANNALY CAPITAL MANAGEMENT, INC.
                     1211 AVENUE OF THE AMERICAS, SUITE 2902
                            NEW YORK, NEW YORK 10036
                             ----------------------

                       2009 ANNUAL MEETING OF STOCKHOLDERS
                             ----------------------

                                 PROXY STATEMENT

         Annaly Capital Management, Inc. ("we", "our" or "us") is furnishing this proxy statement in connection with our solicitation of proxies to be voted at our 2009 annual meeting of stockholders. We will hold the annual meeting at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, on May 29, 2009 at 9:00 a.m. New York time, and any postponements or adjournments thereof. We are sending this proxy statement and the enclosed proxy to our stockholders commencing on or about April 15, 2009. Our principal executive offices are located at 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.



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                     QUESTIONS AND ANSWERS ABOUT THE MEETING
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Q:       What am I voting on?

A:       (1)      Election of three directors, Wellington J. Denahan-Norris,
                  Michael Haylon and Donnell A. Segalas, for terms of three years; and

         (2) Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2009.

Q: How does the board of directors recommend that I vote on these proposals?

A: Our board of directors recommends you vote "FOR" the election of each of the nominees as directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

Q:       Who is entitled to vote at the meeting?

A: Only common stockholders of record as of the close of business on March 27, 2009, the record date, are entitled to vote at the meeting.

Q:       What stockholder approvals are required to approve the proposals?

A: Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting, and ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

Q:       What do I do if I want to change my vote?

A: Send a later-dated, signed proxy card to our Secretary prior to the date of the annual meeting or attend the annual meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our Secretary at our address which is provided above.

Q: If my broker holds my shares in "street name," will my broker vote my shares?

A: If you do not provide your broker with instructions on how to vote your street name shares, your broker will be able to vote them on each of the proposals described in this proxy statement. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Stockholders are urged to use telephone or Internet voting if their broker has provided them with the opportunity to do so. See your voting instruction form for instructions. If your broker holds your shares and you attend the annual meeting, please bring a letter from your broker identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Q:       Who can help answer my questions?

A: If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

                         Annaly Capital Management, Inc.
                           1211 Avenue of the Americas
                                   Suite 2902
                               New York, NY 10036
                              Phone: (212) 696-0100
                            Facsimile: (212) 696-9809
                           Email: investor@annaly.com
                          Attention: Investor Relations

Q:       How will voting on any other business be conducted?

A: Other than the two proposals described in this proxy statement, we know of no other business to be considered at the annual meeting. If any other matters are properly presented at the meeting, your signed proxy card authorizes Michael A.J. Farrell, our Chairman of the Board, Chief Executive Officer, and President, and R. Nicholas Singh, our Secretary, to vote on those matters according to their best judgment.

Q:       Who will count the vote?

A: Representatives of Broadridge Financial Solutions, Inc., the independent Inspector of Elections, will count the votes.

Q:       What does it mean if I receive more than one proxy card?

A: It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:       How many shares can vote?

A: As of the record date, 544,339,786 shares of common stock were issued and outstanding. Holders of our common stock are entitled to one vote per share for each matter before the meeting.

Q:       Who can attend the annual meeting?

A: All stockholders of record as of March 27, 2009 can attend the annual meeting, although seating is limited. If your shares are held through a broker and you would like to attend, please either (1) write us at Investor Relations, Annaly Capital Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036 or email us at investor@annaly.com, or (2) bring to the meeting a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker). In addition, you must bring valid, government-issued photo identification, such as a driver's license or a passport. If you plan to attend, please check the box on your proxy card and return it as directed on the proxy card.

         Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the auditorium and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

Q:       When are stockholder proposals due for the 2010 annual meeting?

A: If you are submitting a proposal to be included in next year's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, we must receive the proposal no later than December 16, 2009.

Q:       How will we solicit proxies for the annual meeting?

A: We are soliciting proxies by mailing this proxy statement and proxy card to our stockholders. In addition to solicitation by mail, some of our directors, officers and regular employees may, without extra pay, make additional solicitations by telephone or in person. We will pay the solicitation costs, and will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

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                               OUR ANNUAL MEETING
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         We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at our annual meeting.

Date, Time and Place of the Annual Meeting

         We will hold our annual meeting on May 29, 2009, at 9:00 a.m., local time, at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036.

Purpose of the Annual Meeting

         At the annual meeting, we are asking holders of record of our common stock to consider and vote on the following proposals:

          o    election of three directors for a term of three years each;

          o ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year; and

          o any matters as may properly come before our annual meeting or any adjournment or postponement thereof.

Stockholder Record Date

         Only holders of record of our common stock at the close of business on March 27, 2009, the record date, are entitled to notice of and to vote at the annual meeting. On the record date, approximately 544,339,786 shares of our common stock were issued and outstanding.

Voting Rights

         Our stockholders are entitled to one vote per share of common stock held as of the record date for the annual meeting.

Quorum; Effect of Abstention and Broker "Non-Votes"

         A quorum will be present at the annual meeting if a majority of the votes entitled to be cast are present, in person or by proxy. Since there were 544,339,786 eligible votes as of the record date, we will need at least 272,169,894 votes present in person or by proxy at the annual meeting for a quorum to exist. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to solicit additional proxies. Holders of record of our common stock on the record date are entitled to one vote per share.

         Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. An abstention will not count "for" or "against" the election of directors or the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

         A broker "non-vote" occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, brokers that hold shares of our common stock in street name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters without specific instructions from those customers. Broker "non-votes" will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a stockholder owns shares through a broker and attends the annual meeting, the stockholder must bring a letter from that stockholder's broker identifying that stockholder as the beneficial owner of the shares and acknowledging that you will vote your shares.

         Broker non-votes will not count "for" or "against" the election of directors and the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

Votes Required To Approve the Proposals

         Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

Voting of Proxies

         All shares represented by properly executed proxies received in time for the annual meeting will be voted at the annual meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the election of directors and for the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

         The individuals named as proxies by a stockholder may vote for one or more adjournments of the annual meeting, including adjournments to permit further solicitations of proxies.

         We do not expect that any matter other than the proposals described above will be brought before the annual meeting. If, however, other matters are properly presented at the annual meeting, the individuals named as proxies will vote in accordance with the recommendation of our board of directors.

Revocability of Proxies

         Submitting a proxy on the enclosed form will not preclude you from voting in person at the annual meeting. You may revoke a proxy at any time before it is voted by filing with us a duly executed revocation of proxy, by submitting a duly executed proxy to us with a later date or by appearing at the annual meeting and voting in person. You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Attendance at the annual meeting without voting will not itself revoke a proxy.

Solicitation of Proxies

         We will pay the expenses incurred in connection with the printing and mailing of this proxy statement. In addition to solicitation by mail, the directors, officers and our employees, who will not be specially compensated, may solicit proxies from our stockholders by telephone, facsimile, telegram or other electronic means or in person. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. We will bear the total cost of soliciting proxies.

         We will mail or send an electronic copy of this proxy statement to each holder of record of our common stock on the record date.

         Stockholders have the option to vote over the internet or by telephone. Please be aware that if you vote over the internet, you may incur costs such as telephone and access charges for which you will be responsible.

         In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate annual report or proxy statement, he or she may request it orally or in writing by contacting us at Annaly Capital Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036,
Attention: Investor Relations, by emailing us at investor@annaly.com, or by calling us at 212-696-0100, and we will promptly deliver to the stockholder the requested annual report or proxy statement. If a stockholder of record residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact us in the same manner. If you are an eligible stockholder of record receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

Postponement or Adjournment of Meeting

         If a quorum is not present or represented, our bylaws permit a majority of stockholders entitled to vote at the annual meeting, present in person or represented by proxy, to postpone or adjourn the meeting, without notice other than an announcement.

Annual Meeting Admission Procedures

         You should be prepared to present valid government-issued photo identification for admittance at the annual meeting. In addition, if you are a record holder of common stock, your name is subject to verification against the list of our record holders on the record date prior to being admitted to the annual meeting. If you are not a record holder but hold shares in street name, that is, with a broker, dealer, bank or other financial institution that serves as your nominee, you should be prepared to provide proof of beneficial ownership on the record date, or similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

Voting

         You will only be entitled to vote at the meeting if you were a holder of record of our common stock at the close of business on the record date, March 27, 2009. There were 544,339,786 shares of common stock outstanding on the record date, and each stockholder will be entitled to one vote at the meeting for each share registered in the stockholder's name on the record date. Holders of common stock are not entitled to cumulate their votes on any matter to be considered at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. Regarding the election of directors to serve until the 2012 annual meeting of stockholders, in voting by proxy, you may vote in favor of all the nominees, withhold your vote as to all the nominees or withhold your vote as to specific nominees. With respect to the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year, you may vote in favor of the proposal or against the proposal, or you may abstain from voting. You should specify your choices on the enclosed form of proxy.

         If you do not provide specific instructions on all the matters to be acted upon, the shares represented by a signed proxy will be voted "FOR" the election of all nominees and "FOR" the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

         Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast.

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                                   PROPOSAL I
                              ELECTION OF DIRECTORS
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         At the annual meeting, the stockholders will vote to elect three class I directors, whose terms will expire at our annual meeting of stockholders in 2012, subject to the election and qualification of their successors or to their earlier death, resignation or removal.

         The persons named in the enclosed proxy will vote to elect Wellington
J. Denahan-Norris, Michael Haylon and Donnell A. Segalas as class I directors, unless you withhold the authority of these persons to vote for the election of any or all of the nominees by marking the proxy to that effect.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR WELLINGTON J. DENAHAN-NORRIS, MICHAEL HAYLON, AND DONNELL A. SEGALAS AS DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS IN 2012 AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE YOUR PROXY IN FAVOR OF THESE NOMINEES UNLESS YOU SPECIFY A CONTRARY CHOICE IN YOUR PROXY.

Directors

         We have three classes of directors. Our class I directors to be elected at this year's meeting will serve until our annual meeting of stockholders in 2012. Our class II directors will serve until our annual meeting of stockholders in 2010 and our class III directors will serve until our annual meeting of stockholders in 2011. Set forth below are the names and certain information on each of our directors.

Class I Directors

         Wellington J. Denahan-Norris, age 45, was elected on December 5, 1996 to serve as Vice Chairman of the Board and a director. She has responsibility for managing our portfolio. Ms. Denahan-Norris was appointed our Chief Operating Officer in January 2006. She was a founder of Fixed Income Discount Advisory Company, a Delaware corporation and our wholly-owned subsidiary, or FIDAC, and is its Chief Operating Officer. She has been FIDAC's Senior Vice President from March 1995 to the present, Treasurer since July 1994 and Chief Investment Officer since February 1997. From July 1994 through March 1995 she was a Vice President of FIDAC. Prior to joining FIDAC, from March 1992 to July 1994, Ms. Denahan-Norris had been Vice President responsible for asset selection and financing at Citadel Funding Corporation. Prior to joining Citadel she had been a trader on the mortgage-backed securities desk at Schroder Wertheim and Co., Inc. She has attended the New York Institute of Finance for intense mortgage-backed securities studies.

         Michael Haylon, age 50, was elected on June 12, 2008 to serve as a director. Mr. Haylon was Executive Vice President and Chief Financial Officer of the Phoenix Companies, Inc. from 2004 until 2007, and Executive Vice President and Chief Investment Officer of the Phoenix Companies in 2002 and 2003. Phoenix Companies is a NYSE-listed company with primary businesses in life insurance, asset management and annuities. From 1995 until 2002, he held the positions of Executive Vice President of Phoenix Investment Partners, Ltd. a NYSE-listed company, and President of Phoenix Investment Counsel, where he was responsible for the management and oversight of $25 billion in closed-end and open-end mutual funds, corporate pension funds and insurance company portfolios. From 1990 until 1994 he was Senior Vice President of Fixed-Income at Phoenix Home Life Insurance Company. From 1986 until 1990, he was Managing Director at Aetna Bond Investors where he was responsible for management of insurance company and pension fund portfolios. From 1980 until 1984 he was Senior Financial Analyst at Travelers Insurance Companies. He began his career in 1979 in the commercial lending program at Philadelphia National Bank. Mr. Haylon has previously served on the boards of Aberdeen Asset Management and Phoenix Investment Partners. He has a B.A. from Bowdoin College and a M.B.A. from the University of Connecticut.

         Donnell A. Segalas, age 51, was elected on January 28, 1997 to serve as a director. Mr. Segalas is a principal at Pinnacle Asset Management L.P. where he is a member of the investment and executive committees. Mr. Segalas manages new business, distribution and special projects for Pinnacle. Prior to joining Pinnacle, Mr. Segalas was Executive Vice President for alternative investments at Phoenix Investment Partners Ltd., a NYSE-listed asset management firm. Prior to joining Phoenix, Mr. Segalas was a managing director at the Far Hills Group where he was in charge of the Private Equity and Venture Capital fund-raising group. In 1997, Mr. Segalas co-founded a leveraged buyout firm, Maplewood Partners, L.L.C. Prior to joining Maplewood Partners, Mr. Segalas was a Managing Director at Rodman & Renshaw, Inc. in its mortgage-backed securities department from 1994 to June 1997. In December 1995, Mr. Segalas was also given the additional responsibility to manage Rodman & Renshaw's Structured Finance Group. From 1990 to 1994, Mr. Segalas served as Senior Vice President in the mortgage-backed securities department at Tucker Anthony, Inc., where he co-managed the firm's structured finance group. Prior to that time, Mr. Segalas had been a Senior Vice President at Smith Barney, Inc. and Corporate Vice President at Drexel Burnham Lambert.


Class II Directors

         Kevin P. Brady, age 53, was elected on January 28, 1997 to serve as a director. Mr. Brady is a Vice-President in the Tax and Accounting division of ThomsonReuters. In January of 2008, ThomsonReuters acquired TaxStream, a software company founded by Mr. Brady, which serves the tax accounting market. Prior to the acquisition, he served as Chief Executive Officer of TaxStream, providing product expertise, management and strategic direction for the company. Mr. Brady is also the Chief Executive Officer of LexStream, a software company that he founded 2 years ago, which is dedicated to the financial accounting market. Mr. Brady has served as an independent director of Annaly since 1997 and has been chair of the audit committee for 7 years, with oversight for financial disclosure, audit and general accounting activities. He worked in various accounting and tax positions at PricewaterhouseCoopers from 1986 to 1994 and Merck from 1980 to 1986. Mr. Brady holds a BA from McGill University, an MBA from New York University and is a Certified Public Accountant (inactive).

         E. Wayne Nordberg, age 70, was elected on May 27, 2005 to serve as a director. Mr. Nordberg is currently Chairman of Hollow Brook Associates LLC, an SEC registered investment advisor, which manages or advises $1.2 billion of investment assets, including the Lafayette College Endowment Fund. From January 2003 to November 2007, Wayne served as a senior director of Ingalls & Snyder LLC, an NYSE member and registered investment advisor. From 1998 to June 2002, Mr. Nordberg served as Vice Chairman of the Board of KBW Asset Management, Inc. KBW is an affiliate of Keefe, Bruyette, & Woods, Inc., a registered investment advisor offering investment management services to institutions and high net worth individuals. From 1988 to 1998, he served in various capacities for Lord, Abbett & Co., a mutual fund company, including partner and director of their family of funds. Mr. Nordberg received his B.A. in Economics from Lafayette College, where he is a Trustee Emeritus. He is a member of the Financial Analysts Federation and The New York Society of Security Analysts, and is a Trustee of the Atlantic Salmon Federation, The American Museum of Fly Fishing, The Battery Conservancy, the Property & Environment Research Center, The Anglers' Club of New York, Glynwood Center and Yellowstone Park Foundation. Mr. Nordberg also serves on the Investment Committee of The Jackson Laboratory. Mr. Nordberg is also a director of PetroQuest Energy, Inc., an NYSE-listed company.

Class III Directors

         Michael A. J. Farrell, age 57, was elected on December 5, 1996 to serve as Chairman of the Board and Chief Executive Officer. Mr. Farrell was appointed our President effective January 1, 2002. He was a founder of FIDAC and, since November 1994, he has been its President and Chief Executive Officer. He is a member of the board of directors of the U.S. Dollar Floating Rate Fund. Prior to founding FIDAC, from February 1992 to July 1994, Mr. Farrell served as President of Citadel Funding Corporation. From April 1990 to January 1992, Mr. Farrell was a managing director for Schroder Wertheim & Co. Inc. in the fixed income department. In addition to being the former Chairman of the Primary Dealers Operations Committee of the Public Securities Association (from 1981 through
1985) and its mortgage-backed securities division, he is a former member of the Executive Committee of its Primary Dealers Division. Prior to his employment with Schroder Wertheim, Mr. Farrell had been President of L.F. Rothschild Mortgage Capital, Inc., Vice President of Trading at Morgan Stanley and Co., Inc., and Senior Vice President of Merrill Lynch and Co., Inc. Mr. Farrell began his career at E.F. Hutton and Company in 1971. Mr. Farrell has 32 years of experience in fixed income trading, management and operations.

         Jonathan D. Green, age 62, was elected on January 28, 1997 to serve as a director. Mr. Green is Vice Chairman of Rockefeller Group International, Inc., a wholly owned subsidiary of Mitsubishi Estate Company, Ltd., with interests in real estate ownership, investment, management and development, and real estate services collectively operating under the brand of The Rockefeller Group. He joined The Rockefeller Group in 1980 as Assistant Vice President and Real Estate Counsel. In 1983 he was appointed Vice President, Secretary and General Counsel and in 1990 was elected Chief Corporate Officer. On July 6, 1995 he was named President and Chief Executive Officer of Rockefeller Group Development Corporation (RGDC) and Rockefeller Center Management Corporation (RCMC), both subsidiaries of The Rockefeller Group. In October 2002 Mr. Green was named President and Chief Executive Officer of Rockefeller Group International, Inc., becoming Vice Chairman in January 2009. In his role as Vice Chairman, Mr. Green is active in formulating the strategic planning for the company and its subsidiaries, which include Rockefeller Group Development Corporation, Rockefeller Group Investment Management, Rockefeller Group Technology Solutions, Inc., and Rockefeller Group Business Centers. Before joining The Rockefeller Group, Mr. Green was associated with the New York City law firm of Thacher, Proffitt & Wood. Mr. Green is a member of the Board of Directors of Rockefeller Group International, Inc. He also serves on the Board of Trustees of the Museum for African Art, The Leadership Council of Lafayette College, the Board of Trustees of the Wildlife Conservation Society. Mr. Green graduated from Lafayette College and the New York University School of Law.

         John A. Lambiase, age 69, was elected on January 28, 1997 to serve as a director. Mr. Lambiase was managing director in global operations at Salomon Brothers from 1985 through his retirement in 1991. Mr. Lambiase joined Salomon in 1979 as director of internal audit. Mr. Lambiase has served as Chairman of the Mortgage-Backed Securities Clearance Corporation, a member of the board of directors of Prudential Home Mortgage and a member of the Board of the National Securities Clearance Corporation, and was a founding director and Chairman of the Participation Trust Company. Mr. Lambiase also served on Salomon's Credit Committee. Prior to joining Salomon, from 1972 through 1979, Mr. Lambiase was President of Loeb Rhodes Wall Street Settlement Corporation with responsibility for securities clearance of over 130 member firms. Prior to Loeb Rhodes, Mr. Lambiase had been the Chief Financial Officer and a General Partner of W.E. Hutton. Mr. Lambiase is a Certified Public Accountant.

--------------------------------------------------------------------------------
                  CORPORATE GOVERNANCE, DIRECTOR INDEPENDENCE,
                          BOARD MEETINGS AND COMMITTEES
--------------------------------------------------------------------------------

Corporate Governance

         We believe that we have implemented effective corporate governance policies and observe good corporate governance procedures and practices. We have adopted a number of written policies, including corporate governance guidelines, code of business conduct and ethics, and charters for our audit committee, compensation committee and nominating/corporate governance committee.

Independence of Our Directors

         New York Stock Exchange rules require that at least a majority of our directors be independent of our company and management. The rules also require that our board of directors affirmatively determine that there are no material relationships between a director and us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) before such director can be deemed independent. We have adopted independence standards consistent with New York Stock Exchange rules. Our board of directors has reviewed both direct and indirect transactions and relationships that each of our directors had or maintained with us, our management and employees. As a result of this review, our board of directors, based upon the fact that none of our non-employee directors have any relationships with us other than as directors and holders of our common stock, affirmatively determined that five of our directors are independent directors under New York Stock Exchange rules. Our independent directors are Kevin P. Brady, Jonathan D. Green, Michael Haylon, E. Wayne Nordberg and Donnell A. Segalas. Michael A.J. Farrell and Wellington J. Denahan-Norris are not considered independent because they are employees of the company, and John A. Lambiase is not considered independent because we employ his son.

Board Committees and Charters

         Code of Business Conduct and Ethics

         We have adopted a Code of Business Conduct and Ethics, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business. This code is applicable to all employees, officers and directors of the company.

         Corporate Governance Guidelines

         We have adopted Corporate Governance Guidelines which, in conjunction with the charters and key practices of our board committees, provide the framework for the governance of our company.

         Other Charters

         Our compensation committee, audit committee and nominating/corporate governance committee have also adopted written charters which govern their conduct.

         Where You Can Find These Documents

         Our Code of Business Conduct and Ethics, Corporate Governance Principles, Compensation Committee Charter, Audit Committee Charter and Nominating/Corporate Governance Committee Charter are available on our website (www.annaly.com). We will provide copies of these documents free of charge to any stockholder who sends a written request to Investor Relations, Annaly Capital Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

         Compensation Committee

         We have a standing compensation committee. The members of our compensation committee are Jonathan D. Green, E. Wayne Nordberg and Donnell A. Segalas, each of whom is an independent director within the meaning of the rules of the New York Stock Exchange. The compensation committee administers our Long-Term Stock Incentive Plan, or Incentive Plan, and recommends changes to the Incentive Plan to our board of directors when appropriate. The compensation committee also administers our Executive Performance Plan. The compensation committee also approves compensation for our officers. For additional information on the compensation committee, please see "Compensation Committee Report" below.

         Audit Committee

         We have a standing audit committee. The members of our audit committee are Kevin P. Brady, Jonathan D. Green, Michael Haylon and E. Wayne Nordberg. Each member of our audit committee is an independent director within the meaning of the rules of the New York Stock Exchange, and Mr. Brady has been designated as our audit committee's financial expert. The audit committee recommends to our board of directors the engagement or discharge of independent registered public accountants, reviews the plan and results of the auditing engagement with our Chief Financial Officer and our independent registered public accountants, and reviews with our Chief Financial Officer the scope and nature of our internal auditing system. The activities of the audit committee are described in greater detail below under the caption "Report of the Audit Committee."

         Nominating/Corporate Governance Committee

         We have a standing nominating/corporate governance committee. The members of our nominating/corporate governance committee are Kevin P. Brady, Michael Haylon, E. Wayne Nordberg and Donnell A. Segalas. Each of the members of our nominating/corporate governance committee meets the independence requirements of the New York Stock Exchange. The nominating/corporate governance committee recommends to the board of directors persons to be nominated as directors or to be elected to fill vacancies on the board of directors. The nominating/corporate governance committee will consider nominees recommended by our stockholders. These recommendations should be submitted in writing to our Secretary.

         Our nominating/corporate governance committee currently considers the following factors in making its recommendations to the board of directors: background, skills, expertise, accessibility and availability to serve effectively on the board of directors. Our nominating/corporate governance committee also conducts inquiries into the background and qualifications of potential candidates.

         Our nominating/corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. Our nominating/corporate governance committee regularly assesses the appropriate size of the board of directors, and whether any vacancies on the board of directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, our nominating/corporate governance committee considers various potential candidates for director. Candidates may come to the attention of our nominating/corporate governance committee through current members of our board of directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of our nominating/corporate governance committee, and may be considered at any point during the year. As described above, our nominating/corporate governance committee considers properly submitted stockholder nominations for candidates for the board of directors. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by our nominating/corporate governance committee at a regularly scheduled or special meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to our nominating/corporate governance committee. Our nominating/corporate governance committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, our nominating/corporate governance committee seeks to achieve a balance of knowledge, experience and capability on the board of directors.

Communications with the Board of Directors

         Interested persons may communicate their complaints or concerns by sending written communications to the board of directors, committees of the board of directors and individual directors by mailing those communications to:

                         Annaly Capital Management, Inc.
                                  [Addressee*]
                           1211 Avenue of the Americas
                                   Suite 2902
                               New York, NY 10036
                              Phone: (212) 696-0100
                            Facsimile: (212) 696-9809
                           Email: investor@annaly.com
                          Attention: Investor Relations

         *    Audit Committee of the Board of Directors
         *    Compensation Committee of the Board of Directors
         *    Nominating/Corporate Governance Committee of the Board of
              Directors
         *    Non-Management Directors
         *    Name of individual director

         These communications are sent by us directly to the specified addressee.

         We require each member of the board of directors to attend our annual meeting of stockholders except for absences due to causes beyond the reasonable control of the director. We had seven directors at the time of the 2008 annual meeting of stockholders and all seven attended the meeting.

         Board and Committee Meetings

         During 2008, our board of directors held ten meetings. During 2008, the compensation committee held two meetings, the audit committee held four meetings, and the nominating/corporate governance committee held one meeting. Each director attended at least 75% of the aggregate number of meetings held by our board of directors and 75% of the aggregate number of meetings of each committee on which the director served.

         Meetings of Non-Management Directors

         Our corporate governance guidelines require that the board have at least two regularly scheduled meetings each year for our non-management directors. These meetings, which are designed to promote unfettered discussions among our non-management directors, are presided over by Kevin Brady, a non-management director. During 2008, our non-management directors had two meetings.

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                                   MANAGEMENT
--------------------------------------------------------------------------------


                Name                    Age                                    Position
-------------------------------------------------------------------------------------------------------------------------
Michael A.J. Farrell                     57    Chairman of the Board, Chief Executive Officer and President

Wellington J. Denahan-Norris             45    Vice Chairman of the Board, Chief Investment Officer and Chief Operating
                                               Officer

Kathryn F. Fagan                         42    Chief Financial Officer and Treasurer

R. Nicholas Singh                        50    Executive Vice President, General Counsel, Secretary and Chief
                                               Compliance Officer

Jeremy Diamond                           45    Managing Director

Ronald D. Kazel                          41    Managing Director

James P. Fortescue                       35    Managing Director, Head of Liabilities

Kristopher Konrad                        34    Managing Director, Co-head Portfolio Management

Rose-Marie Lyght                         35    Managing Director, Co-head Portfolio Management

         Biographical information on Mr. Farrell and Ms. Denahan-Norris is provided above. Certain biographical information for Ms. Fagan, Mr. Singh, Mr. Diamond, Mr. Kazel, Mr. Fortescue, Mr. Konrad and Ms. Lyght is set forth below.

         Kathryn F. Fagan was employed by us on April 1, 1997 in the positions of Chief Financial Officer and Treasurer. From June 1, 1991 to February 28, 1997, Ms. Fagan was Chief Financial Officer and Controller of First Federal Savings & Loan Association of Opelousas, Louisiana. First Federal is a publicly owned savings and loan that converted to the stock form of ownership during her employment period. Ms. Fagan's responsibilities at First Federal included all financial reporting, including reports for internal use and reports required by SEC and the Office of Thrift Supervision. During the period from September 1988 to May 1991, Ms. Fagan was employed as a bank and savings and loan auditor by John S. Dowling & Company, a corporation of Certified Public Accountants. Ms. Fagan is a Certified Public Accountant and has a Masters Degree in Business Administration from the University of Southwestern Louisiana.

         R. Nicholas Singh was employed by us on February 14, 2005. Mr. Singh is our Executive Vice President, General Counsel, Secretary and Chief Compliance Officer. From 2001 until he joined Annaly, he was a partner in the law firm of McKee Nelson LLP. Mr. Singh has a Bachelors Degree from Carleton College, a Masters Degree from Columbia University and a J.D. from American University.

         Jeremy Diamond was employed by us on March 1, 2002. Mr. Diamond is a Managing Director of Annaly and FIDAC. From 1990 to March of 2002, he was President of Grant's Financial Publishing, a financial research company, and publisher of Grant's Interest Rate Observer. In addition to his responsibilities as principal business executive, Mr. Diamond conducted security analysis and financial market research. Mr. Diamond began his career as an analyst in the investment banking group at Lehman Brothers. Mr. Diamond has a Bachelors Degree from Princeton University and a Masters Degree in Business Administration from the Anderson School at UCLA.

         Ronald D. Kazel was employed by us on December 3, 2001. Mr. Kazel is a Managing Director of Annaly and FIDAC. Mr. Kazel is responsible for reviewing all new business activities for the company. Prior to joining Annaly, Mr. Kazel was a Senior Vice President in Friedman Billings Ramsey's financial services investment banking group. During his tenure there, he was responsible for structuring both private and public equity and debt offerings for financial services companies, including Annaly's private placement in 1997. Mr. Kazel has a Bachelors Degree in Finance and Management from New York University.

         James P. Fortescue was employed by us on December 5, 1996. Mr. Fortescue is Managing Director, Head of Liabilities of Annaly and FIDAC. He started with FIDAC in June of 1995 where he was in charge of finding financing on mortgage-backed and corporate bonds for regional dealers, as well as maintaining a pricing service for a major broker dealer. In September of 1996 he took over all financing activities for the U.S. Dollar Floating Rate Fund which included trading and structuring all liabilities, coordinating trade settlements with broker dealer back offices, and maintaining the relationships with these dealers. Mr. Fortescue has been in charge of liability management for us since our inception, and continues to oversee all financing activities for FIDAC. Mr. Fortescue holds a Bachelors Degree in Finance from Siena College.

         Kristopher Konrad was employed by us on October 15, 1997. Mr. Konrad is Managing Director, Co-Head Portfolio Management of Annaly and FIDAC. Mr. Konrad is the Portfolio Manager for Annaly and has served in this capacity since December of 2000. Prior to this, he was head of financing for the US Dollar Floating Rate Fund and assisted with the management of FIDAC's high net worth separate accounts. Mr. Konrad has a Bachelors Degree in Business from Ithaca College and has attended the New York Institute of Finance for intense mortgage-backed securities studies.

         Rose-Marie Lyght was employed by us on April 19, 1999. Ms. Lyght is Managing Director, Co-Head Portfolio Management of Annaly and FIDAC. She has been involved in the asset selection and financing for the US Dollar Floating Rate Fund and FIDAC's high net worth separate accounts. Ms. Lyght has a Bachelor of Science in Finance and a Masters Degree in Business Administration from Villanova University.

--------------------------------------------------------------------------------
                          SECURITY OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS AND MANAGEMENT OF ANNALY
--------------------------------------------------------------------------------

         The following table sets forth certain information as of March 27, 2009 relating to the beneficial ownership of our common stock by (i) each of our named executive officers and directors, (ii) all of our executive officers and directors as a group and (iii) all persons that we know beneficially own more than 5% of our outstanding common stock. Knowledge of the beneficial ownership of our common stock is drawn from statements filed with the SEC pursuant to
Section 13(d) or 13(g) of the Securities Act of 1934, as amended. Except as otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder.

                        Beneficial Owner                                 Number             Percent
----------------------------------------------------------------------------------------------------------
Michael A.J. Farrell(1)                                                     2,750,867          *
Wellington J. Denahan-Norris(2)                                             1,113,263          *
Kathryn F. Fagan(3)                                                           337,163          *
Jeremy Diamond(4)                                                             160,415          *
Ronald D. Kazel(5)                                                            153,249          *
Kevin P. Brady(6)                                                              84,400          *
Jonathan D. Green(7)                                                          108,250          *
Michael Haylon(8)                                                               1,250          *
John Lambiase(9)                                                              123,562          *
Donnell A. Segalas(10)                                                        109,350          *
E. Wayne Nordberg(11)                                                         119,750          *
Other executive officers as a group(12)                                       606,790          *
All executive officers and directors as a group
    (14 persons) (1)(2)(3)(4)(5)(6)
       (7)(8)(9)(10)(11)(12)                                                5,668,309        1.04%


* Represents beneficial ownership of less than one percent of the common stock.

(1) Includes 725,913 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Farrell that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(2) Includes 650,000 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Denahan-Norris that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(3) Includes 175,750 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Fagan that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(4) Includes 117,805 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Diamond that were exercisable as of March 27, 2009 or will first become exercisable within 60 days after such date. Includes 179 shares of common stock held by certain members of Mr. Diamond's immediate family.

(5) Includes 89,001 shares of common stock subject to options granted under the Incentive Plan to Mr. Kazel that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date. Includes 724 shares of common stock held by certain members of Mr. Kazel's immediate family.

(6) Includes 63,750 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Brady that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(7) Includes 87,000 shares of common stock subject to options granted under the Incentive Plan to Mr. Green that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(8) Includes 1,250 shares of common stock subject to options granted under the Incentive Plan to Mr. Haylon that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(9) Includes 66,187 shares of common stock subject to options granted under the Incentive Plan to Mr. Lambiase that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(10) Includes 82,000 shares of common stock subject to options granted under the Incentive Plan to Mr. Segalas that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.

(11) Includes 38,750 shares of common stock subject to options granted under the Incentive Plan to Mr. Nordberg that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date. Includes 9,000 shares of common stock held by certain members of Mr. Nordberg's immediate family.

(12) Includes 378,250 shares of common stock subject to options granted under the Incentive Plan that were exercisable as of March 27, 2009 or have or will first become exercisable within 60 days after such date.


         At December 31, 2008, Mr. Farrell, Ms. Denahan-Norris, Ms. Fagan, Mr. Diamond and Mr. Kazel held 2,024,954, 463,263, 148,913, 42,610, and 54,686 shares of stock, respectively, with values (based on the closing market price of our common stock on December 31, 2008, which was $15.87 per share) of $32,136,020, $7,351,984, $2,363,249, $676,221, and $867,867, respectively.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                      Compensation Discussion and Analysis

         Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for the executive officers named in this proxy statement and our executive officers generally. This discussion should be read together with the compensation tables and related disclosures contained in this proxy statement.

Overview of Compensation Program and Philosophy

         Our principal business objective is to generate income for distribution to our stockholders as dividends. We believe that our compensation program is directly linked to our principal business objective of generating income to return to our stockholders. Our compensation program is designed to meet three principal goals:

     o   attract, reward and retain officers and other key employees;

     o motivate these individuals to achieve short-term and long-term corporate goals that enhance stockholder value; and

     o   support our core values and cultures.

To meet these objectives, we have adopted the following policies:

     o we pay compensation that is competitive with the compensation paid by other leading asset management companies;

     o we pay for performance by structuring compensation so that the majority of cash compensation is comprised of bonuses which are paid only upon the approval of the compensation committee; and

     o we provide long-term incentives in the form of stock options to incentivize our employees and align their interests with those of our stockholders.

         Pursuant to employment agreements entered into between us and our executive officers, each executive has a targeted aggregate cash compensation which is calculated as a percentage of our book value. The targeted compensation is comprised of a base salary and a potential bonus. Any bonus paid, however, must be approved by the compensation committee. We have used this approach to compensate our executives because we believe that only successful performance by our management would increase our book value. We believe our compensation policies are particularly appropriate since we are a real estate investment trust (or REIT). REIT regulations require us to pay at least 90% of our earnings to shareholders as dividends. As a result, unlike most companies, we cannot grow our business and our book value by reinvesting our earnings. Rather, our growth in book value is dependent on sequential access to the capital markets. This places a unique market discipline on us since we are able to access the capital markets only if the markets believe our performance warrants it. The result of our compensation program is that there may be prolonged periods, such as during 1997-2001 and 2003-2006, when we do not access the capital markets and during which executive compensation is, in effect, frozen because of the employment contracts. Our Board of Directors and our executive officers believe that our compensation program is performance based since our executives are paid more only if our performance warrants it.

         While each executive has a targeted aggregate compensation based on our book value, in determining the particular elements of compensation that will be used to implement our overall compensation policies, the compensation committee takes into consideration a number of factors related to our performance, as well as the performance of the individual executive. In particular, in considering whether to approve any bonuses, the compensation committee considers our increase in assets under management, earnings per share, profitability, overall economic conditions as well as competitive practices among our competitors in the portfolio management business. The compensation committee also considers the individual efforts made by the executive in achieving overall company goals.

         Although we do not do an annual market assessment of our executive compensation program, in 2003 we engaged a compensation consultant to look at the compensation structures of other publicly held mortgage REITs and other publicly held companies in the financial services and asset management industry. We believe our management compensation structure is consistent, generally, with the management compensation structure of comparable companies. We will continue to monitor whether our compensation structure is consistent with the compensation structure of its competitors.

         The principal components of compensation for our executive officers were:

     o   base salary;

     o   bonus compensation; and

     o   long-term equity incentive compensation.

Base Salary

         We pay a base salary to our named executive officers and other employees to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data, and were negotiated with each executive and us. Base salary is intended to be a smaller component of our executives overall compensation. Generally, an executive's base salary ranges between 15% to 35% of the executive's overall cash compensation (assuming the executive receives the full bonus for which he or she is eligible).

         The compensation committee from time to time reviews the base salaries we pay our executives. In doing so, it considers a number of factors, including market data, internal review of the executive's compensation compared to other executive officers, and the individual performance of the executive.

Bonus Compensation

         As noted above, pursuant to employment agreements entered into between us and our executive officers, base compensation and bonus for the officers is calculated as a percentage of our book value. Any bonus paid, however, is subject to the discretion of the compensation committee. The compensation committee also has the right to increase a bonus beyond the targeted compensation contained in an executive's employment agreement. As discussed above, this arrangement was established based upon our view that successful performance by our management would result in our ability to raise additional capital. Since bonuses must be approved by the compensation committee taking into account a number of factors relating to our performance, we believe that our executives are paid for performance.

Long-Term Equity Incentive Compensation

         The compensation committee does not use a specific formula to calculate the number of options awarded to executives under our Incentive Plan. The compensation committee does not explicitly set future award levels/opportunities on the basis of what the executives earned from prior awards. While the compensation committee takes past awards into account, it does not solely base future awards in view of those past awards. Generally, our Chief Executive Officer will recommend the amounts of awards to be made to each employee to the compensation committee. In determining the specific amounts to be granted to each employee, the Compensation Committee will take into account factors such as the executive's position, his or her contribution to our performance, market practices as well as the recommendations of our Chief Executive Officer.

         We have not and do not intend to either backdate stock options or grant stock options retroactively. Presently, we do not have designated dates on which we grant stock option awards (other than an annual grant to our directors). We do not, however, intend to time stock options grants with our release of material nonpublic information for the purpose of affecting the value of executive compensation.

         We have designed our compensation policy in an effort to provide the proper incentives to management to maximize our performance in order to serve the best interests of our stockholders. We have sought to achieve this objective through the granting of stock options under our Long Term Incentive Plan, or Incentive Plan. To date, our executive officers, pursuant to the Incentive Plan, have been granted options to purchase, in the aggregate, 4,760,297 shares of common stock with exercise prices ranging from $4.00 to $17.97. Consistent with our view that this component of compensation is designed to provide long term incentives, these options vest in equal installments over four, five or ten year periods from the date of grant. Consistent with the foregoing, we have structured our executive compensation policies with the goal of promoting the long-term commitment of management. In addition, as indicated above, over 98% of the stock options granted by us since inception have been options with vesting periods of three, four and five years. The vesting of stock options accelerates upon a change-in-control.

Perquisites and Fringe Benefits

         We do not believe in providing our executives with excessive perquisites and other fringe benefits. Consistent with our pay-for-performance mandate, we provide very few executive fringe benefits. Our executive officers receive health and welfare benefits, such as group medical, group life and long-term disability coverage, under plans generally available to all other employees. We believe that our executives should be able to provide for their retirement needs from the total annual compensation they earn based on our performance. Accordingly, other than an employer matching contribution which is the same that we provide all of our employees, we do not offer our executives any nonqualified pension plans, supplemental executive retirement plans, deferred compensation plans or other forms of compensation for retirement.

Employment Agreements

         As noted above, we have entered into employment agreements with our executive officers. This is because we believe that the long-term commitment of its current management team is a crucial factor in our future performance. This team includes Mr. Farrell and Ms. Denahan-Norris, who have worked together at FIDAC since November 1994, Ms. Fagan, who has worked with us since April 1997, Mr. Diamond, who has worked with us since March 2002, and Mr. Kazel, who has worked with us since December 2001. In an effort to ensure the long-term commitment of its management team, we, with the approval of our board of directors, entered into employment agreements with Mr. Farrell, Ms. Denahan-Norris, Ms. Fagan, Mr. Diamond and Mr. Kazel. Each of these agreements provided for a term through June 4, 2006 or January 1, 2006 with automatic one-year extensions unless we or the officer provides written notice to the contrary. These employment agreements are described below.

         We currently have employment agreements with Mr. Farrell, Ms. Denahan-Norris, Ms. Fagan, Mr. Diamond and Mr. Kazel. Each employment agreement provides for annual base salaries and bonus payments to Mr. Farrell, Ms. Denahan-Norris, Ms. Fagan, Mr. Diamond and Mr. Kazel based upon our book value. Each agreement commenced when we acquired FIDAC on June 4, 2004, had an initial two year term and is automatically extended for one year at the end of the term unless we provide (or the officer provides) written notice to the contrary. We amended Ms. Denahan-Norris' employment agreement on February 25, 2008. Mr. Farrell's and Ms. Denahan-Norris' employment agreements provide for an annual base salary and bonus equal to 0.25% of our book value. Ms. Fagan's employment agreement each provides for annual base salaries and bonuses equal to 0.10% of our book value. The respective employment agreements with Mr. Diamond and Mr. Kazel provide for an annual base salary and bonus of 0.050% of our book value. Our book value is defined in the employment agreements as the aggregate amounts reported on our balance sheet as "Stockholders' Equity," excluding any adjustments for valuation reserves (i.e., changes in the value of our portfolio of investments as a result of mark-to-market valuation changes).

         Mr. Farrell's and Ms. Denahan-Norris' employment agreements provide for an annual base salary of $2,430,000. Ms. Fagan's employment agreement provides for an annual base salary of $972,000. Mr. Diamond's and Mr. Kazel's employment agreements provide for an annual base salary of $500,000. In addition, all bonuses paid under these employment agreements are subject to the discretion of our compensation committee.

         Pursuant to the employment agreements, the executive officers are also entitled to participate in our benefit plans, including the Incentive Plan. In addition, our board of directors has established a bonus incentive compensation plan for our executive officers. This program permits our compensation committee, in its discretion, to award cash bonuses annually to our executive officers. Each employment agreement also provides for the subject officer to receive compensation, in the event that we terminate the officer's employment without "cause" (as defined in the agreement), or if the officer resigns for "good reason" (as defined in the agreement). We describe the severance benefits our named executives receive in "Potential Payments Upon Termination of Employment" below.

         Each employment agreement also contains a "non-compete" provision prohibiting the officer from managing, controlling, participating in or operating a competing REIT for a period of one year following termination of employment following our termination of the officer for cause or resignation of the subject officer other than for "good reason." Each agreement requires that the officer act in accordance with provisions of Maryland law relating to corporate opportunities.

         "Good reason" is generally defined by the employment agreements as the occurrence of one or more of the following without the executive's written consent:

         o        a material breach of the agreement by us;

         o a materially significant change in the executive's duties, authorities or responsibilities;

         o the relocation of the executive's principal place of employment more than 60 miles from New York, New York; and

         o our failure to obtain the assumption in writing by any successor to all or substantially all of our assets or business within fifteen days upon a merger, consolidation, sale or similar transaction of its obligations to perform the executive's employment agreement.

We have a thirty day cure period to cure a breach of the first three items described above.

         "Cause" is generally defined by the employment agreements as the occurrence of one or more of the following:

         o the executive's failure to substantially perform the duties described in his employment agreement (provided we give the executive 60 day prior notice of the failure and provide the executive an opportunity to respond, and, if the failure is able to be cured, an opportunity to cure the failure);

         o acts or omissions constituting recklessness or willful misconduct on the part of the executive in respect of his fiduciary obligations to us which is materially and demonstrably injurious to us; and

         o the executive's conviction for fraud, misappropriation or embezzlement in connection with the our assets.

          The employment agreements do not necessarily require payments by us upon a change of control of us, unless the change of control includes the failure of our successor to agree to perform its obligations under the employment agreement. In such a case, the executive would have "good reason" to terminate the agreement and require us to make severance payments.

Tax Considerations

         Section 162(m) of the Internal Revenue Code denies a tax deduction for compensation in excess of $1 million paid to our Chief Executive Officer and our three other most highly compensated officers, excluding the Financial Officer, unless the compensation is paid under a program that has satisfied stockholder approval requirements and the compensation is "performance-based" within the meaning of Section 162(m). Currently, the employment agreements of these officers do not contain performance-based criteria and the compensation program has not been approved by our stockholders. As a result, portions of the compensation we pay is subject to the $1 million deduction limitation because it is not considered performance-based within the meaning of Section 162(m).

         During 2005, the compensation committee spent significant portions of its meetings to determine whether we should take steps to permit us to deduct compensation in excess of $1 million. As noted above, the compensation committee has traditionally believed that it is in the best interests of us and our stockholders that the overall compensation of our officers be calculated as a percentage of book value. Nevertheless, in view of the non-deductibility of a portion of the compensation we pay, the compensation committee reviews, from time to time, its policies to determine whether we should in the future add performance-based criteria to executive compensation. Adding performance-based criteria will require amending the existing employment agreements of the applicable employees.

                          Compensation Committee Report


         The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

         Jonathan D. Green      E. Wayne Nordberg        Donnell A. Segalas

                           Summary Compensation Table

         The table below sets forth the aggregate compensation we paid or accrued with respect to the fiscal years ended December 31, 2008, 2007, and 2006, to our Chief Executive Officer and our Chief Financial Officer, and our three highest paid other executive officers serving in their positions at December 31, 2008.

                                                                                                Change in
                                                                                                 Pension
                                                                                                 Value and
                                                                                                 Nonqual-
                                                                                                  ified      All
                                                                                                 Deferred   Other
                                                                                                   Comp-    Comp-
                                                                              Stock     Option   ensation  ensation
               Name and                                                      Awards      Awards  Earnings    ($)      Total
          Principal Position            Year     Salary         Bonus          ($)      ($)(1)     ($)       (2)       ($)
-------------------------------------------------------------------------------------------------------------------------------

Michael A.J. Farrell                     2008     $2,430,000   $15,954,557     $0       $568,520    $0         $240 $18,953,317
  Chairman of the Board, Chief           2007     $2,430,000    $9,618,020     $0       $400,538    $0         $160 $12,448,718
  Executive Officer, and President       2006     $2,430,000    $4,816,609     $0       $424,534    $0         $167  $7,671,310

Wellington J. Denahan-Norris             2008     $2,349,167   $16,954,557     $0       $568,520    $0       $9,440 $19,881,684
  Vice Chairman, Chief Investment        2007     $1,945,000    $7,693,416     $0       $372,354    $0       $9,160 $10,019,930
  Officer and Chief Operating Officer    2006     $1,945,000    $3,852,287     $0       $376,218    $0       $8,967  $6,182,472

Kathryn F. Fagan                         2008       $972,000    $6,381,823     $0       $164,090    $0       $9,440  $7,527,353
  Chief Financial Officer and            2007       $972,000    $3,847,208     $0       $124,118    $0       $9,160  $4,952,486
  Treasurer                              2006       $972,000    $1,926,644     $0       $125,406    $0       $8,967  $3,033,017

Jeremy Diamond                           2008       $500,000    $3,176,911     $0       $140,574    $0       $9,440  $3,826,925
  Managing Director                      2007       $500,000    $1,909,604     $0        $74,266    $0       $9,160  $2,493,030
                                         2006       $500,000      $949,322     $0        $67,244    $0       $8,967  $1,525,533

Ronald D. Kazel                          2008       $500,000    $3,176,911     $0       $140,574    $0       $9,440  $3,826,925
  Managing Director                      2007       $500,000    $1,909,604     $0        $74,266    $0       $9,160  $2,493,030
                                         2006       $500,000      $949,322     $0        $67,244    $0       $8,967  $1,525,533


-----------------------
(1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with Financial Accounting Standards Board SFAS No. 123 (Revised 2004) - Share-Based Recent Payment, or SFAS 123(R), of awards pursuant to the Long Term Incentive Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2008 are included in footnote 1 to our audited financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2)  The amount shown in this column reflects for each named executive officer:

     o matching contributions made by us with respect to each of the named executive officers pursuant to our Section 401(k) plan ($9,200 for each named executive officer, other than Mr. Farrell who did not receive a matching contribution); and

     o the premiums associated with term life insurance that we provide to our named executives officers.

The amount attributable to each perquisite or benefit for each named executive officer does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by such named executive officer.

         We have in effect employment agreements with each of our named executive officers. The employment agreements set forth minimum base salary amounts and provide each executive with a targeted aggregate cash compensation which is calculated as a percentage of our book value. We describe these employment agreements in "Compensation Discussion and Analysis" above. We describe the severance payments we may pay to these executives in "Potential Payments Upon Termination Of Employment" below.

         The following table provides information about stock options granted under our Incentive Plan to our named executive officers in 2008.


                           Grants of Plan-Based Awards

                       Estimated Future Payouts Estimated Future Payouts
                           Under Non-Equity       Under Equity Incentive  All Other
                         Incentive Plan Awards          Plan Awards         Stock  All Other
                                                                           Awards:   Option   Exercise
                                                                           Number    Awards:   of Base
                                                                             of     Number of  Price
                                                                           Shares   Securities   of
                                                                           of Stock Underlying Option
                Grant   Thres-  Target   Maxi-   Thres-  Target    Maxi-   or Units  Options   Awards
     Name        Date   hold($)  ($)     mum($)  hold($)   ($)     mum($)    (#)     (#)(1)    ($/sh)
------------------------------------------------------------------------------------------------------
Michael A.J.
Farrell        5/8/2008                                                                200,000  $16.46
              9/19/2008                                                                200,000  $15.61

Wellington J.
Denahan-Norris 5/8/2008                                                                200,000  $16.46
              9/19/2008                                                                200,000  $15.61

Kathryn F.
Fagan          5/8/2008                                                                 53,000  $16.46
              9/19/2008                                                                 53,000  $15.61

Jeremy
Diamond        5/8/2008                                                                 53,000  $16.46
              9/19/2008                                                                 53,000  $15.61

Ronald D.
Kazel          5/8/2008                                                                 53,000  $16.46
              9/19/2008                                                                 53,000  $15.61


-----------------------
(1) Represents the number of shares of common stock issuable upon exercise of stock options granted in 2008 under our Incentive Plan. The options vest at a rate of 25% per year over the first four years of the ten-year option term.

         We describe our Incentive Plan in "Compensation Discussion and Analysis" above and in "Equity Compensation Plan Information" below.

     The following table provides information about outstanding equity awards of our named executive officers as of the end of 2008.

                  Outstanding Equity Awards at Fiscal Year-End

                                       Option Awards                                        Stock Awards
                                                                                       Market   Equity      Equity
                                       Equity                                   Number  Value  Incentive   Incentive
                                      Incentive                                   of     of      Plan     Plan Awards:
                                         Plan                                    Shares Shares  Awards:    Market or
                                       Awards:                                    or     or    Number of  Payout Value
              Number of   Number of   Number of                                  Units  Units  Unearned   of Unearned
              Securities  Securities  Securities                                  of     of     Shares,     Shares,
              Underly-ing Underlying    Under-                                   Stock  Stock  Units or    Units or
                  Un-     Unexercised lying Un-                                  That   That     Other    Other Rights
              exercised   Options (#) exercised       Option         Option        Have   Have    Rights    That Have
              Options (#) Unexercis-   Unearned       Exercise      Expiration      Not    Not   That Have   Note Yet
    Name      Exercisable  able (1)   Options (#)      Price($)       Date        Vested Vested Not Vested    Vested
----------------------------------------------------------------------------------------------------------------------
Michael A.J.
Farrell             3,413                                  8.63        11/18/09
                   22,500                                  7.94        11/29/10
                  200,000                                 17.97        08/04/13
                  150,000                                 17.39        04/19/14
                  112,500   37,500(2)                     17.07        07/07/15
                   75,000   75,000(3)                     11.72        02/13/16
                   37,500  112,500(4)                     15.70        05/17/17
                           200,000(5)                     16.46        05/08/18
                           200,000(6)                     15.61        09/19/18

Wellington J.
Denahan-
Norris
                  150,000                                 17.97        08/04/13
                  150,000                                 17.39        04/19/14
                  112,500   37,500(2)                     17.07        07/07/15
                   75,000   75,000(3)                     11.72        02/13/16
                   37,500  112,500(4)                     15.70        05/17/17
                           200,000(5)                     16.46        05/08/18
                           200,000(6)                     15.61        09/19/18
Kathryn F.
Fagan              50,000                                 17.97        08/04/13
                   50,000                                 17.39        04/19/14
                   37,500   12,500(2)                     17.07        07/07/15
                            25,000(3)                     11.72        02/13/16
                   12,500   37,500(4)                     15.70        05/17/17
                            53,000(5)                     16.46        05/08/18
                            53,000(6)                     15.61        09/19/18

Jeremy
Diamond            20,000                                 17.97        08/04/13
                   20,000                                 17.39        04/19/14
                   22,500    7,500(2)                     17.07        07/07/15
                   12,492   19,125(3)                     11.72        02/13/16
                   10,000   30,000(4)                     15.70        05/17/17
                            53,000(5)                     16.46        05/08/18
                            53,000(6)                     15.61        09/19/18

Ronald D.
Kazel              15,000                                 17.97        08/04/13
                   18,251                                 17.39        04/19/14
                   22,500    7,500(2)                     17.07        07/07/15
                            19,125(3)                     11.72        02/13/16
                   10,000   30,000(4)                     15.70        05/17/17
                            53,000(5)                     16.46        05/08/18
                            53,000(6)                     15.61        09/19/18
--------------------------------------------------------------------------------------------------------

(1) All options listed above vest at a rate of 25% per year over the first four years of the ten-year option term.
(2) These options vest on July 7, 2009.
(3) These options vest in two equal annual increments commencing February 13, 2009.
(4) These options vest in three equal annual increments commencing May 17, 2009.
(5) These options vest in four equal annual increments commencing May 8, 2009.
(6) These options vest in four equal annual increments commencing September 19, 2009.

Options Exercised and Stock Vested

         The following table sets forth certain information with respect to our named executive officers regarding options exercised and stock vested during the calendar year 2008.

                                                Option Awards                  Stock Awards

                                           Number of
                                             Shares         Value    Number of Shares
                                           Acquired On    Realized on  Acquired on   Value Realized
                        Name               Exercise(#)    Exercise($)   Vesting (#)   on Vesting ($)
         --------------------------------------------------------------------------------------------
         Michael A.J. Farrell                   101,900      $972,633
         Wellington J. Denahan-Norris            78,647      $701,149
         Kathryn F. Fagan                        16,500      $147,345
         Jeremy Diamond                           4,633       $17,371
         Ronald D. Kazel                         11,312       $85,853



                                Pension Benefits

We do not provide any of our employees with pension benefits. We do, however, make matching contributions to all our employees, including our named executive officers, who contribute to our Section 401(k) plan. We make a matching contribution in cash of 100% of the employee's elective deferral contribution up to 3% of the employee's pay, and 50% of the employee's pay above 3% up to 5% of the employee's pay (subject to IRS limits).

                       Nonqualified Deferred Compensation

              We do not provide any of our employees with any nonqualified deferred compensation plans.

                Potential Payments Upon Termination Of Employment

         The following summaries set forth potential payments payable to our named executive officers upon termination of employment or a change in control of us under their current employment agreements. As discussed above, each of our named executives has an employment agreement which provides for an annual base salary and performance bonus which in the aggregate equal a percentage of our book value. Post employment payments to our executives are determined by reference to their base salary and performance bonus.

Termination upon Death, Disability or for Cause

         An executive's employment with us terminates immediately upon his death. Thereafter, we are obligated to pay his estate all accrued but unpaid amounts of his base salary and the pro rata portion of his performance bonus for the year of his death. The amount of the performance bonus paid in the year of an executive's death will equal the maximum performance bonus he would have been entitled to receive for that year (as determined at the end of the year of his death) multiplied by a ratio equal to the number of days he was employed in the year of his death, divided by 365. The performance bonus will be paid at the same time and manner had the executive not died. In addition, the executive's beneficiaries will receive benefits in accordance with the Company's retirement, insurance and other applicable programs and plans then in effect.

         We are entitled to terminate an executive's employment due to his disability if he has been absent from the full-time performance of his duties with the Company for six consecutive months, and if, within thirty days after written notice by us, he has not returned to the full-time performance of his duties. We will continue to pay the executive's base salary during the period that the executive is first absent from the full-time performance of his duties and until the later of the date he is terminated from employment due to disability or the date he begins receiving long-term disability payments under our long term disability plan. In addition, the executive will be entitled to receive a pro rata portion of the performance bonus for the year of the executive's termination due to disability. The amount of the pro rata portion of the performance bonus will be determined in the same manner as described above upon termination upon an executive's death. In addition, the executive's beneficiaries will receive benefits in accordance with the Company's retirement, insurance and other applicable programs and plans then in effect.

         If we terminate an executive's employment for "cause" at any time prior to expiration of the term of the agreement, we will be obligated to pay him all accrued but unpaid amounts of his base salary and the pro rata portion of his performance bonus for the year of his termination. The amount of the pro rata portion of the performance bonus will be determined in the same manner as described above upon termination upon an executive's death. In addition, the executive's beneficiaries will receive benefits in accordance with the Company's retirement, insurance and other applicable programs and plans then in effect.

Termination by Us Other Than for Cause or Termination by the Executive for Good Reason

         If we terminate an executive's employment without "cause", or if the executive officer resigns for "good reason", we must immediately pay any unpaid portion of the executive's base salary. In addition, the executive is entitled to receive a severance payment equal to three times the greater of the executive's combined maximum base salary and actual performance bonus for the preceding fiscal year or the average for the three preceding years of the officer's combined actual base salary and performance bonus compensation. One half of this severance amount is payable immediately and the remaining 50% is payable in monthly installments over the succeeding three months.

         If any payments, distributions, or benefits provided or to be provided to the executive under the employment agreement or otherwise are determined to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code on payments related to a change in control (or parachute payments), each employment agreement provides that such parachute payments will be reduced to an amount that will avoid imposition of such excise taxes. However, the parachute payments will not be reduced if it is determined that the officer would have a greater net after-tax benefit after paying the applicable excise taxes on the unreduced parachute payments. If the parachute payments are not reduced under the terms of the employment agreements, Section 280G of the Code may limit our ability to deduct such payments for Federal income tax purposes.

         In addition, if we terminate without cause or if the executive terminates for good reason, all unexercised stock options owned by the executive as of the termination date, whether vested or not, become immediately exercisable. If however, any incentive stock options will not be exercisable for the first time in a calendar year to the extent that all incentive stock options exercisable by the executive during that calendar year exceeds $100,000.

Termination by Executive Without Good Reason

         If the executive terminates the agreement without good reason, we are obligated to pay him only all accrued but unpaid amounts of his base salary and any previously awarded but unpaid performance bonus.

     Potential Post-Employment Payments and Payments on a Change in Control

         Each of our named executives has the right to terminate employment for "good reason" and receive severance payment from us. We are not necessarily required to make payments to an executive upon a change of control of us, unless the change of control includes the failure of our successor to agree to perform its obligations under the employment agreement. Such an event would constitute "good reason" for purposes of the executive's right to terminate the agreement and receive severance payments.

         The following table presents the potential post employment payments and payments our named executive officers would be entitled under their employment agreements and assumes that the triggering event took place on December 31, 2008.


                                                Termination     Termination
                                               with Cause or      without                   Other Post
                                                 Voluntary     Cause or for    Death or     Employment
         Name                 Benefit           Termination     Good Reason   Disability    Obligations
---------------------------------------------------------------------------------------------------------
Michael A.J. Farrell    Base Salary                 $0          $7,290,000        $0            $0
                        Bonus                       $0          $47,863,671       $0            $0
                        Stock Options(1)         $520,779        $903,154      $520,779         $0
Wellington J.
Denahan-Norris          Base Salary                 $0          $7,290,000        $0            $0
                        Bonus                       $0          $50,863,671       $0            $0
                        Stock Options(1)         $317,625        $700,000      $317,625         $0

Kathryn F. Fagan        Base Salary                 $0          $2,916,000        $0            $0
                        Bonus                       $0          $19,145,469       $0            $0
                        Stock Options(1)          $2,125         $126,030       $2,125          $0

Jeremy Diamond          Base Salary                 $0          $1,500,000        $0            $0
                        Bonus                       $0          $9,530,733        $0            $0
                        Stock Options(1)          $53,546        $151,791       $53,546         $0

Ronald Kazel            Base Salary                 $0          $1,500,000        $0            $0
                        Bonus                       $0          $9,530,733        $0            $0
                        Stock Options(1)          $1,700          $99,945       $1,700          $0

-----------------------
(1) We have valued the benefit based on the potential gain executives would have realized if the stock options had been exercised as of December 31, 2008.

--------------------------------------------------------------------------------
                            COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

         We pay an annual director's fee equal to $100,000 to each director who is not an officer or employee, as well as a fee of $500 for each meeting of our board of directors or any committee attended by each independent director (or $250 for any meeting at which the director participates by conference telephone call). We also reimburse all directors for costs and expenses for attending these meetings.

         Our Incentive Plan provides that each independent director, upon appointment to our board of directors, receives a non-discretionary automatic grant of non-qualified stock options for the purchase of 5,000 shares of common stock; these options vest in four equal installments over a period of four years from the date of grant. In addition, each independent director is entitled to receive on June 26 of each year that he or she serves as a director, options to purchase an additional 1,250 shares of common stock; these options vest on the date of grant. The exercise price for each option is the fair market value of our common stock as of the date on which the option is granted. Independent directors also are entitled to receive discretionary awards under the Incentive Plan.

                       Director Summary Compensation Table

         The table below summarizes the compensation paid by us to our non-employee directors for the fiscal year ended December 31, 2008.

                                                                            Change in
                                                                             Pension
                                                                            Value and
                      Fees Earned                            Non-Equity      Deferred
                       or Paid in                Option     Incentive Plan    Compen-     All Other
                          Cash    Stock Awards    Awards        Compen-       sation      Compensation      Total
         Name             ($)          ($)        ($)(1)       sation($)    Earnings($)       ($)            ($)
----------------------------------------------------------------------------------------------------------------------

Kevin P. Brady             $99,083      0           $47,550       0             0              0              $146,633

Jonathan D. Green          $99,583      0           $47,550       0             0              0              $147,133

Michael Haylon             $56,262      0           $14,525       0             0              0               $70,787

John A. Lambiase           $98,083      0           $47,550       0             0              0              $145,633

E. Wayne Nordberg          $98,583      0           $47,550       0             0              0              $146,133

Donnell A. Segalas         $98,583      0           $47,550       0             0              0              $146,133


-----------------------
(1) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with Financial Accounting Standards Board SFAS No. 123 (Revised 2004) - Share-Based Recent Payment, or SFAS 123(R), of awards pursuant to the Long Term Incentive Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2008 are included in footnote 1 to our audited financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission. Directors were awarded 1,250 options each during 2008 which vested the day of granting, therefore the option value is equal to the share price and are valued at $0.00 under SFAS 123(R). As of December 31, 2008, each non-employee director has the following number of options outstanding: Kevin P. Brady, 106,250; Jonathan D. Green, 129,500; Michael Haylon, 26,250; John A. Lambiase, 118,687; E. Wayne Nordberg, 81,250; and Donnell A. Segalas, 124,500.


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         This section discusses certain direct and indirect relationships and transactions involving us and certain persons related to us. A. Alexandra Denahan, the sister of Wellington J. Denahan-Norris, our Vice Chairman of the Board, Chief Operating Officer and Chief Investment Officer, is employed by us as Controller and received $891,633 in salary and bonus during 2008. She was also granted options to purchase 26,000 shares under our Incentive Plan. Matthew
J. Lambiase, the son of our director, John A. Lambiase, is employed by us as Executive Vice President, Structured Products, and received $2,941,529 in salary and bonus for 2008. He was also granted options to purchase 52,000 shares under our Incentive Plan. Ms. Alexandra Denahan and Mr. Matthew Lambiase are not executive officers. Ms. Denahan and Mr. Lambiase also participate in other employee benefit plans and arrangements which are generally made available to other employees at their level (including health, vacation, Section 401(k) and insurance plans). The compensation of these individuals was established in accordance with our employment and compensation practices applicable to employees with equivalent qualifications, experience and responsibilities.

         Approval of Related Person Transactions

         Each of our directors, director nominees and executive officers is required to complete an annual disclosure questionnaire and report all transactions with us in which they and their immediate family members had or will have a direct or indirect material interest with respect to us. We review these questionnaires and, if we determine it necessary, discuss any reported transactions with the entire board of directors. We do not, however, have a formal written policy for approval or ratification of such transactions, and all such transactions are evaluated on a case-by-case basis. If we believe a transaction is significant to us and raises particular conflict of interest issues, we will discuss it with our legal counsel, and if necessary, we will form an independent board committee which has the right to engage its own legal and financial counsel to evaluate and approve the transaction. An example of this process was our acquisition of FIDAC from certain of our executive officers. Other types of transactions, such as employment of individuals who may be related to our executive officers or directors which are described above, are discussed by the board of directors, but not approved or ratified by the board.

--------------------------------------------------------------------------------
           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

         Our compensation committee is comprised solely of the following non-employee directors: Messrs. Green, Nordberg and Segalas. None of them has served as an officer or employee of us or any affiliate or has any other business relationship or affiliation with us, except his service as a director.

--------------------------------------------------------------------------------
                      EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------

         We have adopted the Incentive Plan for executive officers, key employees and non-employee directors. The Incentive Plan authorizes the compensation committee of our board of directors to grant awards, including incentive stock options, or ISOs, as defined under Section 422 of the Internal Revenue Code, or Code, and options not so qualified, NQSOs. The Incentive Plan authorizes the granting of options or other awards for an aggregate of the greater of 500,000 shares or 9.5% of the outstanding shares of our common stock up to a ceiling of 8,932,921 shares.

         The following table provides information as of December 31, 2008 concerning shares of our common stock authorized for issuance under our existing Incentive Plan.

                                                               Number of securities
                     Number of securities                       remaining available
                       to be issued upon    Weighted-average    for future issuance
                          exercise of       exercise price of   under Incentive Plan
                      outstanding options, outstanding options,     (excluding
    Plan Category     warrants and rights  warrants and rights   previously issued)
------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders                 5,180,164               $15.87         2,688,350(1)
Equity compensation
plans not approved
by security holders                      -                    -                    -
                     ---------------------------------------------------------------
Total                            5,180,164               $15.87            2,688,350
                     ===============================================================

     (1) The Incentive Plan authorizes the granting of options or other awards for an aggregate of the greater of 500,000 or 9.5% of the outstanding shares on a fully diluted basis of our common stock up to a ceiling of 8,932,921 shares.
     (2) We do not have any equity plans that have not been approved by our shareholders.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------


         Since our inception, we have had an audit committee composed entirely of non-employee directors. The members of the audit committee meet the independence and experience requirements of the New York Stock Exchange. The board of directors has determined that Mr. Brady is the audit committee financial expert and is an independent director within the meaning of the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange. In 2008, the Committee met four times. The audit committee has adopted a written charter outlining the practices it follows. A full text of our audit committee charter is available for viewing at our website at www.annaly.com. Any changes in the charter or key practices will be reflected on our website.

         During the year 2008, at each of its meetings, the audit committee met with the Chief Financial Officer and our independent registered public accounting firm. The audit committee's agenda is established by the audit committee's chairman. The audit committee engaged Deloitte & Touche LLP as our independent registered public accounting firm and reviewed with our Chief Financial Officer and the independent registered public accounting firm, overall audit scope and plans, the results of external audit examination, evaluations by the independent registered public accounting firm of our internal controls and the quality of our financial reporting.

         The audit committee has reviewed and discussed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the audit committee asked for and received management's representations that our audited financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, and have expressed to both management and registered public accounting firm their general preference for conservative policies when a range of accounting options is available.

         In its meetings with representatives of the independent registered public accounting firm, the audit committee asks them to address, and discusses their responses to several questions that the audit committee believes are particularly relevant to its oversight. These questions include:

         o Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the registered public accounting firm themselves prepared and been responsible for the financial statements?

         o Based on the registered public accounting firm's experience, and their knowledge of us, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

         o Based on the registered public accounting firm's experience, and their knowledge of us, have we implemented internal controls that are appropriate?

         The audit committee believes that, by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

         The audit committee also discussed with the independent registered public accounting firm other matters required to be discussed by the registered public accounting firm with the audit committee under the standards of Public Company Accounting Oversight Board (United States) (required communication with the audit committee). The audit committee received and discussed with the registered public accounting firm their annual written report on their independence from us and our management, which is made pursuant to applicable requirements of the Public Company Accounting Oversight Board, and considered with the registered public accounting firm whether the provision of non-audit services is compatible with the registered public accounting firm's independence.

         In performing all of these functions, the audit committee acts only in an oversight capacity and, necessarily, in its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles and on the effectiveness of our internal control over financial reporting as of year end.

         In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the audit committee has recommended to our board of directors, and our board of directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by the current members of the audit committee:

               Kevin P. Brady   Jonathan D. Green       E. Wayne Nordberg

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                                   PROPOSAL II
                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The accounting firm of Deloitte & Touche LLP and its affiliated entities, or D&T, has served as our independent registered public accounting firm since our formation in November 1996. During this time, it has performed accounting and auditing services for us. We expect that representatives of D&T will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of D&T is not ratified, our audit committee will reconsider the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2009.

Relationship with Independent Registered Public Accounting Firm

         In addition to performing the audits of our financial statements and management's assessment of the effectiveness of the internal control over financial reporting, D&T provided audit-related services for us during 2008 and 2007. The aggregate fees billed for 2008 and 2007 for each of the following categories of services are set forth below:

         Audit Fees: The aggregate fees billed by D&T for audits and reviews of our 2008 financial statements were $565,000. The aggregate fees for the audit of the Company's internal control over financial reporting in 2008 were $170,000. The aggregate fees billed by D&T for audit and reviews of our 2007 financial statements were $521,000. The aggregate fees billed by D&T for the audit of the Company's internal control over financial reporting in 2007 were $165,000.

         Audit-Related Fees: The aggregate fees billed by D&T for audit-related services during 2008 were $19,500. The audit-related services in 2008 principally included due diligence and accounting consultation relating to our public offerings and annual audit. The aggregate fees billed by D&T for audit related services during 2007 were $12,700. The audit-related services in 2007 principally included due diligence and accounting consultation relating to our public offerings.

         Tax Fees: The aggregate fees billed by D&T for tax services for 2008 were $24,240. The aggregate fees billed by D&T for tax services for 2007 were $25,042.

         All Other Fees: D&T did not perform any other kinds of services for us during 2008 and 2007, and we did not pay D&T any additional fees.

         The audit committee has also adopted policies and procedures for pre-approving all non-audit work performed by D&T after January 1, 2003. Specifically, the audit committee pre-approved the use of D&T for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; employee benefit plan audits; and reviews and procedures that we request D&T to undertake to provide assurances on matters not required by laws or regulations. In each case, the audit committee also set a specific annual limit on the amount of such services which we would obtain from D&T, and required management to report the specific engagements to the audit committee on a quarterly basis, and also obtain specific pre-approval from the audit committee for any engagement over five percent of the total amount of revenues estimated to be paid by us to D&T during the then current fiscal year. Our audit committee approved the hiring of D&T to provide all of the services detailed above prior to D&T's engagement. None of the services related to the Audit-Related Fees described above was approved by the audit committee pursuant to a waiver of pre-approval provisions set forth in applicable rules of the Securities and Exchange Commission.

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             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         We believe that based solely upon our review of copies of forms we have received or written representations from reporting persons, during the fiscal year ended December 31, 2008, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, applicable to our officers, directors and beneficial owners of more than ten percent of our common stock were complied with on a timely basis, except that Messrs. Farrell, Green and Diamond each filed a Form 4 one day late due to administrative errors.

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                               ACCESS TO FORM 10-K
--------------------------------------------------------------------------------

         On written request, we will provide without charge to each record or beneficial holder of our common stock as of March 27, 2009 a copy of our annual report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission. You should address your request to Investor Relations, Annaly Capital Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036 or email your request to us at investor@annaly.com.

         We make available on our website, www.annaly.com, under "Financial Information/SEC Filings," free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC.

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                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         For a stockholder proposal to be included in the proxy statement for our 2009 annual meeting, including a proposal for the election of a director, the proposal must have been received by us at our principal offices no later than December 16, 2009.

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                                  OTHER MATTERS
--------------------------------------------------------------------------------

         As of the date of this proxy statement, the board of directors does not know of any matter that will be presented for consideration at the annual meeting other than as described in this proxy statement.

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                       WHERE YOU CAN FIND MORE INFORMATION
--------------------------------------------------------------------------------

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC's public reference room at Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

         Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the SEC at http://www.sec.gov. Reports, proxy statements and other information concerning us may also be inspected at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

                                         VOTE BY INTERNET - www.proxyvote.com
                                         Use the Internet to transmit your voting
                                         instructions and for electronic delivery of
                                         information up until 11:59 P.M. Eastern Time
                                         the day before the cut-off date or meeting
                                         date. Have your proxy card in hand when you
                                         access the web site and follow the
                                         instructions to obtain your records and to
                                         create an electronic voting instruction form.


ANNALY CAPITAL MANAGEMENT, INC.          Electronic Delivery of Future PROXY MATERIALS
1211 AVE. OF THE AMERICAS, STE 2902      If you would like to reduce the costs incurred
NEW YORK, NY 10036                       by our company in mailing proxy materials, you
ATTN: KATHRYN FAGAN                      can consent to receiving all future proxy
                                         statements, proxy cards and annual reports
-----------------------------------      electronically via e-mail or the Internet. To
                                         sign up for electronic delivery, please follow
Investor Address Line 1                  the instructions above to vote using the
Investor Address Line 2                  Internet and, when prompted, indicate that you
Investor Address Line 3                  agree to receive or access proxy materials
Investor Address Line 4                  electronically in future years.
Investor Address Line 5
John Sample                              VOTE BY PHONE - 1-800-690-6903
1234 ANYWHERE STREET                     Use any touch-tone telephone to transmit your
ANY CITY, ON A1A 1A1                     voting instructions up until 11:59 P.M. Eastern
                                         Time the day before the cut-off date or meeting
-----------------------------------      date. Have your proxy card in hand when you call
                                         and then follow the instructions.

                                         VOTE BY MAIL
                                         Mark, sign and date your proxy card and return
                                         it in the postage-paid envelope we have provided
                                         or return it to Vote Processing, c/o Broadridge,
                                         51 Mercedes Way, Edgewood, NY 11717.

-----------------------------------------------------------------------------------------------------

                                           CONTROL # ----> 000000000000

NAME

THE COMPANY NAME INC. - COMMON             SHARES     123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A                       123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B                       123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C                       123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D                       123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E                       123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F                       123,456,789,012.12345
THE COMPANY NAME INC. - 401 K                         123,456,789,012.12345
-----------------------------------------
                                              PAGE 1 OF 2
                                           ----------------------------------------------------------
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: |X|

                                                                  KEEP THIS PORTION FOR YOUR RECORDS
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                                                                  DETACH AND RETURN THIS PORTION ONLY

                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
_____________________________________________________________________________________________________
                                              For  Withhold  For All   To withhold authority to vote
                                              All     All     Except   for any individual nominee(s),
The Board of Directors recommends that you                             mark "For All Except" and
vote FOR the following:                                                write the number(s) of the
1. Election of Directors                      [ ]     [ ]       [ ]    nominee(s) on the line below.
                                                                       ______________________________
   Nominees

01 W. Denahan-Norris  02 Michael Haylon  03 Donnell A. Segalas

The Board of Directors recommends you vote FOR the following proposal(s):

2 RATIFICATION OF THE APPOINTMENT OF DELOITTE AND TOUCHE LLP AS INDEPENDENT    For  Against  Abstain
  REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE 2009 FISCAL YEAR.  [ ]    [ ]      [ ]

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.





                                                                    ---------------------------------
                                                                       Investor Address Line 1
                                                      Yes   No         Investor Address Line 2
Please indicate if you plan to attend this meeting    [ ]   [ ]        Investor Address Line 3
                                                                       Investor Address Line 4
Please sign exactly as your name(s) appear(s) hereon. When signing     Investor Address Line 5
as attorney, executor, administrator, or other fiduciary, please       John Sample
give full title as such. Joint owners should each sign personally.     1234 ANYWHERE STREET
All holders must sign. If a corporation or partnership, please sign    ANY CITY, ON A1A 1A1
in full corporate or partnership name, by authorized officer.       ---------------------------------
_______________________________________           _______________________________          SHARES
                                                                                           CUSIP #
_______________________________________           _______________________________          SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX] Date   JOB#    Signature (Joint Owners)   Date
_____________________________________________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2008
ANNUAL REPORT TO STOCKHOLDERS, 2009 NOTICE & PROXY STATEMENT is/are available at www.proxyvote.com.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

_____________________________________________________________________________________________________

                                 ANNALY CAPITAL MANAGEMENT, INC.
                        This proxy is solicited by the Board of Directors
                                 Annual Meeting of Shareholders
                                            5/29/2009

         Revoking all prior proxies, the undersigned hereby appoints Michael
         A.J. Farrell and Nicholas Singh, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly
         Capital Management, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the New York Marriott Marquis, 1535 Broadway, New York,
         New York 10036, commencing at 9:00 a.m., New York time, on Friday, May
         29, 2009, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.







                           Continued and to be signed on reverse side
_____________________________________________________________________________________________________